UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 3, 2006

NATIONAL CITY CORPORATION
(Exact name of registrant as specified in its charter)

1-10074
(Commission File Number)

DELAWARE (State or other jurisdiction of incorporation)	34-1111088 (I.R.S. Employer Identification Number)
1900 East Ninth Street
Cleveland, Ohio 44114
(Address of principal executive offices and zip code)
(216) 222-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
INDEX TO EXHIBITS
EX-1.1
EX-4.1
EX-4.2
EX-4.3
EX-4.6
EX-5.1
EX-8.1
EX-99.1

ITEM 8.01 OTHER EVENTS.
National City Corporation, a Delaware corporation (the “Company”), and National City Capital Trust II, a statutory trust formed under the laws of the State of Delaware (the “Trust”), closed on November 3, 2006 the public offering of $750,000,000 aggregate liquidation amount of Trust Preferred Securities (the “Capital Securities”), representing preferred beneficial interests in the Trust, pursuant to a Purchase Agreement dated October 27, 2006, among the Company, the Trust, Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC, as representatives of the several underwriters (collectively, the “Underwriters”) named in Schedule A thereto. The Capital Securities are fully, irrevocably and unconditionally guaranteed on a subordinated basis by the Company pursuant to a Guarantee Agreement (the “Guarantee”), between the Company and The Bank of New York Trust Company, N.A., as Guarantee Trustee. The proceeds from the sale of the Capital Securities, together with the proceeds from the sale by the Trust of $1,000,000 of its common securities, were invested by the Trust in the Company’s Series A Income Capital Obligation Notessm (the “ICONs”), issued pursuant to a Junior Subordinated Indenture, dated November 3, 2006, between the Company and The Bank of New York Trust Company, N.A., as supplemented by a First Supplemental Indenture, dated November 3, 2006, between the Company and The Bank of New York Trust Company, N.A. The ICONs have a scheduled maturity date of November 15, 2036 and a final maturity date of November 15, 2066. The Capital Securities, the ICONs and the Guarantee have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (File Nos. 333-138195 and 333-138195-03).
On November 3, 2006, in connection with the closing of the Capital Securities offering, the Company entered into a Replacement Capital Covenant (the “RCC”), whereby the Company agreed for the benefit of certain of its debtholders named therein that it would not cause the redemption or repurchase of the Capital Securities or the ICONs unless such repurchases or redemptions are made from the proceeds of the issuance of certain qualified securities and pursuant to the other terms and conditions set forth in the RCC. A copy of the RCC is attached as an exhibit hereto and is incorporated herein by reference.
This report is also being filed for the purpose of filing as exhibits the documents listed in Item 9.01 below, which are hereby incorporated by reference in the Registration Statement on Form S-3 filed by the Company and the Trust (File Nos. 333-138195 and 333-138195-03).
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits.
1.1	Purchase Agreement, dated October 27, 2006, among the Company, the Trust, Merrill Lynch Pierce, Fenner & Smith Incorporated and UBS Securities LLC, as representatives of the several Underwriters.

4.1	Junior Subordinated Indenture, dated November 3, 2006, between the Company and The Bank of New York Trust Company, N.A., as Indenture Trustee.

4.2	First Supplemental Indenture, dated November 3, 2006, between the Company and The Bank of New York Trust Company, N.A., as Indenture Trustee.

4.3	Amended and Restated Trust Agreement, dated as of November 3, 2006, by and among the Company, The Bank of New York Trust Company, N.A., as Property

sm	Income Capital Obligation Notes is a service mark of Merrill Lynch & Co. Inc.

Trustee, The Bank of New York (Delaware), as Delaware Trustee and the Administrative Trustees named therein.

4.4	Specimen Series A Income Capital Obligation Note (included as part of Exhibit 4.2).

4.5	Specimen Capital Security Certificate (included as part of Exhibit 4.3).

4.6	Guarantee Agreement, dated as of November 3, 2006, between the Company and The Bank of New York Trust Company, N.A., as Guarantee Trustee.

5.1	Opinion of Richards Layton & Finger, P.A. as to the validity of the Capital Securities of National City Capital Trust II, dated November 3, 2006.

8.1	Opinion of Jones Day as to certain federal income tax matters, dated November 3, 2006 (in replacement of Exhibit 5.5 on the Company’s Registration Statement on Form S-3 (File Nos. 333-138195 and 333-138195-03)).

23.1	Consent of Richards, Layton & Finger, P.A. (included as part of Exhibit 5.1).

23.2	Consent of Jones Day (included as part of Exhibit 8.1).

99.1	Replacement Capital Covenant of the Company, dated as of November 3, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 9, 2006

NATIONAL CITY CORPORATION
By:	/s/ Carlton E. Langer
	Name:	Carlton E. Langer
	Title:	Vice President, Assistant General Counsel and Assistant Secretary

INDEX TO EXHIBITS
1.1	Purchase Agreement, dated October 27, 2006, among the Company, the Trust, Merrill Lynch Pierce, Fenner & Smith Incorporated and UBS Securities LLC, as representatives of the several Underwriters.

4.1	Junior Subordinated Indenture, dated November 3, 2006, between the Company and The Bank of New York Trust Company, N.A., as Indenture Trustee.

4.2	First Supplemental Indenture, dated November 3, 2006, between the Company and The Bank of New York Trust Company, N.A., as Indenture Trustee.

4.3	Amended and Restated Trust Agreement, dated as of November 3, 2006, by and among the Company, The Bank of New York Trust Company, N.A., as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee and the Administrative Trustees named therein.

4.4	Specimen Series A Income Capital Obligation Note (included as part of Exhibit 4.2).

4.5	Specimen Capital Security Certificate (included as part of Exhibit 4.3).

4.6	Guarantee Agreement, dated as of November 3, 2006, between the Company and The Bank of New York Trust Company, N.A. as Guarantee Trustee.

5.1	Opinion of Richards Layton & Finger, P.A. as to the validity of the Capital Securities of National City Capital Trust II, dated November 3, 2006.

8.1	Opinion of Jones Day as to certain federal income tax matters, dated November 3, 2006 (in replacement of Exhibit 5.5 on the Company’s Registration Statement on Form S-3 (File Nos. 333-138195 and 333-138195-03)).

23.1	Consent of Richards, Layton & Finger, P.A. (included as part of Exhibit 5.1).

23.2	Consent of Jones Day (included as part of Exhibit 8.1).

99.1	Replacement Capital Covenant of the Company, dated as of November 3, 2006.